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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 7, 2016 (July 6, 2016)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 6, 2016, Chris Terrill was appointed to the Board of Directors (the “Board”) of Realogy Holdings Corp. (“Realogy Holdings”) and the Board of Managers of Realogy Holdings' indirect wholly owned subsidiary, Realogy Group LLC.
Mr. Terrill has been determined by the Board to be an independent director for purposes of the listing standards of The New York Stock Exchange. With Mr. Terrill’s appointment, the Realogy Holdings Board now consists of nine directors, seven of whom are independent directors.
Mr. Terrill, age 48, is the Chief Executive Officer of HomeAdvisor.com, a wholly owned subsidiary of IAC, and a leading nationwide home services digital marketplace that helps connect consumers with home professionals in the United States, as well as in France and the Netherlands under various brands. He has served in that role since May 2011. Prior thereto, he held senior marketing positions at Nutrisystem.com, the leader in the direct-to-consumer diet space, serving as its Chief Marketing Officer and Executive Vice President of eCommerce from June 2009 to May 2011 and Senior Vice President of e-commerce from January 2007 to June 2009. For one year prior to joining Nutrisystem.com, he served as Vice President of Product and Marketing for Blockbuster.com, the online division of Blockbuster Inc. Additionally, he spent six years with Match.com where he held several senior marketing roles, his last being Vice President of New Brands & Verticals, where he developed and launched new online brands, including Chemistry.com.
The Realogy Holdings Board has not yet determined the committee or committees of the Board on which Mr. Terrill will serve.
Mr. Terrill will receive compensation for his service as a Realogy Holdings director in accordance with the Realogy Holdings' director compensation guidelines set forth in the Company’s annual proxy statement and Item 5 of Part II of Realogy Holdings’ Form 10-Q for the three months ended March 31, 2016.
There have been no transactions and there are no currently proposed transactions in which the Realogy Holdings or Realogy Group was or is to be a participant and in which Mr. Terrill had or will have a direct or indirect material interest that requires disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: July 7, 2016